ITEM 77C
--------

     On April 25, 2002, a Special Meeting of Shareholders of Touchstone Variable Series Trust (the "Trust") was held to approve a new Sub-Advisory agreement between Touchstone Advisors, Inc. and Zurich Scudder Investments, Inc., on behalf of the Touchstone Growth & Income Fund (the "Fund"). Shareholders of the Fund approved the new Sub-Advisory agreement by a vote as follows:

GROWTH & INCOME FUND
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against             Abstain
                                ---               -------             -------
                           2,861,462.476         290,324.284         208,472.776

     On May 9, 2002 a Special Meeting of Shareholders of Touchstone Variable Series Trust (the "Trust") was held to approve the following matters:

(i) To authorize the Board of Trustees and Touchstone Advisors to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders;
(ii) To adopt an Amended and Restated Agreement and Declaration of Trust with respect to Dollar-Weighted Voting;
(iii) To adopt an Amended and Restated Agreement and Declaration of Trust with respect to Future Amendments;
(iv) To adopt an Amended and Restated Agreement and Declaration of Trust with respect to Redemption;
(v) To adopt an Amended and Restated Agreement and Declaration of Trust with respect to Reorganization;
(vi) To adopt an Amended and Restated Agreement and Declaration of Trust with respect to Investment in Other Investment Companies;
(vii) To adopt an Amended and Restated Agreement and Declaration of Trust with respect to Other Changes;
(viii) To approve a new Sub-Advisory agreement for the International Equity Fund between Touchstone Advisors, Inc. and the Bank of Ireland Asset Management (U.S.) Limited;
(ix) To approve a new Sub-Advisory agreement for the Small Cap Value Fund between Touchstone Advisors, Inc. and Ark Asset Management Co., Inc.;
(x) To authorize the Board of Trustees to change certain fundamental investment restrictions of the Trust with respect to borrowing money;
(xi) To authorize the Board of Trustees to change certain fundamental investment restrictions of the Trust with respect to underwriting securities;
(xii) To authorize the Board of Trustees to change certain fundamental investment restrictions of the Trust with respect to loans;
(xiii) To authorize the Board of Trustees to change certain fundamental investment restrictions of the Trust with respect to real estate;

(xiv) To authorize the Board of Trustees to eliminate the fundamental investment restrictions of the Trust with respect to oil, gas or mineral leases;
(xv) To authorize the Board of Trustees to change certain fundamental investment restrictions of the Trust with respect to commodities;
(xvi) To authorize the Board of Trustees to change certain fundamental investment restrictions of the Trust with respect to concentration of investments;
(xvii) To authorize the Board of Trustees to change certain fundamental investment restrictions of the Trust with respect to issuing senior securities; and
(xviii) To authorize the Board of Trustees to eliminate the fundamental investment restrictions of the Trust with respect to amounts invested in one issuer.

The results of the voting on the above proposals were as follows:

PROPOSAL (I):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,056,809.886                   0           5,995.740

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,916,728.350          82,761.456         129,801.012

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,694,074.034         119,757.308         177,944.489

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,361,402.575         188,137.527          92,915.784

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             689,771.358           3,600.578           4,726.300

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             770,212.103          27,205.466         430,069.523


Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             683,230.930          18,807,951          14,635.359

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,065,857.926         127,331.590         167,070.020

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,778,535.583         106,627.712         103,756.320

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,160,129.119          97,634.582         123,971.005

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,137,889.741         123,244.077          89,424.596

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,173,576.607          33,152.605           7,959.169

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,523,912.205         189,083.561         807,054.014

PROPOSAL (II):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,056,809.886                   0           5,995.740

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,987,986.591          43,632.481          97,671.746

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,833,975.169          51,944.476         105,856.186

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,548,621.048             919.054          92,915.784

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             689,771.358           3,584.362           4,742.516

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,046,020.098           2,192.024         179,274.970

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,009.108          17,018.390          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,101,341.099          72,036.228         186,882.209

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,826,319.453          37,894.618         124,705.544

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,159,736.592          59,535.957         162,462.157

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,254,992.433          29,838.106          65,727.875


Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,166,353.878          29,127.453          19,207.050

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,712,995.767                   0         807,054.013

PROPOSAL (III):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,056,809.886                   0           5,995.740

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,974,230.076          63,737.743          91,322.999

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,809,423.598          84,571.313          97,780.920

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,587.394         185,952.708          92,915.784

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             689,771.358           3,584.362           4,742.516

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,046,020.098           2,192.024         179,274.970

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             684,496.746          17,530.752          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,131,265.573          65,541.456         163,452.507

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,800,006.373          44,418.203         144,495.039

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,153,252.668          66,709.910         161,772.128

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,135,163.969         103,535.204         111,859.241

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,163,834.206          31,642.854          19,211.321

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,523,912.205         189,083.561         807,054.014

PROPOSAL (IV):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,054,145.867           2,658.821           6,000.938

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,964,678.539          64,811.129          99,801.150

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,795,746.930          89,381.138         106,647.763

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,587.394         185,952.708          92,915.784

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             689,771.358           3,584.362           4,742.516

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,046,029.098           2,192.024         179,274.970

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             693,761.485           8,266.013          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,126,249.235          70,557.794         163,452.507

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,797,183.901          65,499.003         126,236.711

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,105,946.445         110,063.293         165,724.968


Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,148,968.829         139,875.985          61,713.600

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,150,322.971          44,490.798          19,874.612

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,712,995.767                   0         807,054.013

PROPOSAL (V):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,054,145.867           2,658.821           6,000.938

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,975,225.631          61,608.338          92,456.849

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,861,803.017          32,656.808          97,316.006

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,548,621.048             919.054          92,915.784

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             689,771.358           3,584.362           4,742.515

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,046,020.098           2,192.024         179,274.970

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             693,761.485           8,266.013          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,131,281.000          65,526.028         163,452.508

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,812,529.916          50,152.988         126,236.711

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,158,369.057          58,330.710         165,034.939

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,254,750.327          34,094.488          61,713.599

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,160,196.158          34,617.611          19,874.612

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,712,995.767                   0         807,054.013

PROPOSAL (VI):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,056,809.886                   0           5,995.740

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,980,774.431          28,382.636         120,133.751

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,815,732.064          81,273.340          94,770.427

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,587.394         185,952.708          92,915.784

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             690,873.221           2,442.498           4,782.517

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,046,020.098           2,192.024         179,274.970

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             692,133.086           9,894.412          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,106,652.261          89,144.317         164,462.958

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,819,035.995          45,176.842         124,706.778

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,176,929.667          46,049.666         158,755.373

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,160,094.649         105,312.605          85,151.160

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,160,863.720          34,617.611          19,207.050

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,712,995.767                   0         807,054.013


PROPOSAL (VII):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,054,145.867           2,658.821           6,000.938

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,936,337.935          89,791.225         103,161.658

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,755,054.442         125,460.117         111,261.272

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,348,550.449         201,003.239          92,902.198

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             690,873.221           2,442.498           4,782.517

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,027,302.176           1,213.703         198,971.213

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             692,133.086           9,894.412          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,090,698.282          66,091.701         203,469.553

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,746,122.707          71,929.638         170,877.270

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,144,619.309          63,443.875         173,671.522

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,154,399.688         104,687.815          91,470.911

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,143,621.097          32,709.588          38,357.696

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,523,912.205         189,083.561         807,054.014

PROPOSAL (VIII):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,042,566.334          15,894.031          70,830.453

PROPOSAL (IX):

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,341,097.396          56,431.617         235,932.517

PROPOSAL (X):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,993,205.005          33,252.855         102,832.958

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,311.569                   0         279,144.327

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,046,228.262           1,983.861         179,274.969

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             686,711.003          15,316.495          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,115,355.343          76,792.739         168,111.454

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,844,350.576          31,555.124         113,013.915

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,154,583.441          49,135.128         178,016.137

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,191,258.872          25,527.355         133,772.187

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,163,832.481          30,502.148          20,353.751

PROPOSAL (XI):

Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,055,505.288           1,299.401           6,000.937

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,992,854.208          33,504.822         102,931.788

Emerging Growth Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,766,886.296          87,069.861         137,819.674

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,311.559                   0         279,144.327

Growth/Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             691,468.519           1,750.035           4,879.682


Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             813,758.337         234,453.785         179,274.970

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             686,711.602          15,274.557          14,688.081

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,124,045.789          71,663.353         164,550.394

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,848,992.975          34,674.164         105,252.476

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,165,739.785          79,321.549         136,673.372

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,165,829.795          26,084.980         158,643.639

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,175,894.147          29,025.073           9,769.161

Money Market Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           5,563,257.430         149,738.336         807,054.014

PROPOSAL (XII):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,980,580.251          45,419.735         103,290.832

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,362,392.506                   0         280,063.380

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             834,224.542         213,779.417         179,483.133

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,009.108          16,944.295          14,720.837

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,092,312.486         100,545.236         167,401.814

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,853,205.635          31,164.011         104,549.969

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,154,569.207          65,570.976         161,594.523

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,164,237.007          28,860.736         157,460.671

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,165,313.826          29,025.073          20,349.482

PROPOSAL (XIII):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,001,697.006          40,773.818          86,819.994

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,362,392.506                   0         280,063.380

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,046,998.419           1,005.540         179,483.133

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,009.108          16,902.956          14,762.176

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,097,573.084          95,284.638         167,401.814

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,865,935.327          31,158.588          91,825.700

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,184,724.055          58,369.499         138,641.152
Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,188,074.306          27,008.233         135,475.875

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,176,070.498          28,844.450           9,773.433

PROPOSAL (XIV):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,983,074.378          58,216.059          88,000.381

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,311.559                   0         279,144.327

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             833,454.384         214,757.738         179,274.970

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,083.203          16,902.956          14,688.081

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,098,432.728          92,770.082         169,056.726

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,859,525.813          34,674.164          94,719.638

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,172,630.858          66,987.483         142,116.365

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,153,493.317          58,316.458         138,748.639

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,157,415.334          45,105.478          12,167.569

PROPOSAL (XV):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,012,912.418          28,378.019          88,000.381

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,311.559                   0         279,144.327

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             813,758.141         214,757.738         198,971.213

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,083.203          16,902.956          14,688.081

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,117,265.733          75,591.989         167,401.814

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,864,109.040          30,090.937          94,719.638

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,204,723.878          34,897.686         142,113.142

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,185,071.763          26,734.889         138,751.762

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,171,641.903          30,874.638          12,171.840

PROPOSAL (XVI):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,988,982.145          44,138.429          96,170.244

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,362,392.506                   0         280,063.380

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             813,550.173           1,983.861         411,953.058

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,009.108          16,902.956          14,762.176

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,117,677.118          75,180.604         167,401.814

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,849,402.169          32,069.923         107,447.523

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,147,453.523          67,243.668         167,037.515

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,157,401.805          27,918.738         165,237.871

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,162,911.146          28,844.450          22,932.785

PROPOSAL (XVII):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,998,735.959          43,449.625          87,105.234

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,363,311.559                   0         279,144.327

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             833,454.384           1,983.861         392,048.847

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,083.203          16,944.295          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,093,141.291          96,719.331         170,398.914

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,861,504.799          35,587.308          91,827.508

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,178,536.046          66,525.288         136,673.372

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,153,016.914          34,216.748         163,324.752


Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,174,042.859          30,698.285           9,947.237

PROPOSAL (XVIII):

International Equity Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,986,142.465          51,304.529          91,843.824

Small Cap Value Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,362,392.506             919.054         279,144.326

Enhanced 30 Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             833,246.221         214,955.702         179,285.169

Value Plus Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                             685,009.108          17,018.390          14,646.742

Growth & Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,095,660.216          92,019.186         172,580.134

Balanced Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           1,847,214.354          38,684.650         103,020.611

High Yield Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,138,964.230          84,720.505         158,049.971

Bond Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           3,180,169.151          38,002.548         132,386.715

Standby Income Fund
                                             Number of Shares
                           -----------------------------------------------------
                                For               Against           Abstain
                                ---               -------           -------
                           2,147,575.724          47,426.465          19,686.192